Exhibit 99.1 Corporate Presentation January 2020 1

Diversified pipeline of gene therapies with CNS focus targeting neurodegeneration Gene therapies designed to tackle the specific biology underlying each disease Team with deep gene therapy expertise from research through commercialization Integrated development capabilities and fully secured manufacturing 2

Leadership team with decades of gene therapy experience Pavan Cheruvu, MD David Nassif, JD Gavin Corcoran, MD FACP Fraser Wright, PhD Chief Executive Officer Chief Financial Officer Chief R&D Officer Chief Technology Advisor Michele Stone, PhD, PMP Greg Stewart, PhD Parag Meswani, PharmD Paul Korner, MD, MBA Sean O’Bryan Vice President, Senior Vice President, Senior Vice President, Senior Vice President, Senior Vice President, Nonclinical Development & Bioanalytical Vector Delivery & Optimization Commercial Strategy & Operations Clinical Development Regulatory Affairs & Quality 3

Three clinical stage CNS-focused gene therapy programs

Program	Genes	Indication	Clinical	Upcoming Milestones
Adult Neurodegenerative Disease				
AXO-LENTI-PD	AADC/TH/CH1	Parkinson's disease	Phase 2	Interim data from Cohort 2 Q1 2020
Rare Fatal Pediatric Disease				
AXO-AAV-GM1	GLB1	GM1 gangliosidosis	Registrational	Part A data in mid-2020
AXO-AAV-GM2	HEXA/HEXB	GM2 gangliosidosis (Tay-Sachs and Sandhoff diseases)	Registrational	Study initiation 2020

axovant GENE THERAPIES

4

Axovant has cultivated deep relationships with the patient community 5

Manufacturing for all programs secured through to commercialization Preferred partnerships with leading gene therapy manufacturing organizations • World-leading clinical and commercial • Among the largest gene therapy manufacturer of lentiviral gene therapies manufacturing facilities in Europe, with multiple decades of experience as a spinout • On-going scale up in process; currently 50L of Genethon scale with plan to move to 200L scale • Reserved and prioritized capacity for cGMP- • Moving to suspension-based process to grade vector production with dedicated suite support initiation of dosing in a pivotal space program • Scale-up in progress to support commercial • Oxford expanding suite space for 2020 registrational process LENTI PROGRAM AAV PROGRAMS 6 6

AXO-Lenti-PD Novel three-gene therapy candidate for Parkinson’s disease

AXO-Lenti-PD Market Opportunity

PREVALENT DISEASE WITH SIGNIFICANT DISEASE BURDEN AND NEED FOR MORE EFFECTIVE TREATMENT OPTIONS

PREVALENCE[1]	DISEASE BURDEN[1,2]	TREATMENT[3,4]	COST BURDEN[5,6]
Affects 1/100 over age 60	**>50%** develop ***motor problems*** after 5 years	Today's ***gold standard discovered in 1967***	Substantial economic burden of ***>$25K per patient per year***
60K new cases/year	***~80%*** experience ***ON/OFF fluctuations*** at 5-10 years	Increasing **treatment side effects &** ***dyskinesias*** over time	Combined indirect and direct ***costs of >$14B per year in US***
~1M total patients in ***US***	Ongoing research focused on **optimizing ON/OFF state**	***Significant pill burden***	***3 year DBS cost can be > $150-200K***
~6M patients ***globally***		***DBS not universally effective,*** *requiring follow-up + maintenance*	

axovant GENE THERAPIES

Sources: 1) Michael J. Fox Foundation, 2) Internal Analysis,. 3) , Poewe et al. 2017 4) Lang et al. JAMA. 2014;311(16):1670-1683 5)Kowal, Stacey L, Timothy Mm Dall, Ritashree Chakrabarti, Michael V Storm, and Anjali Jain. The Current and Projected Economic Burden of Parkinson's Disease in the United States. Movement Disorders. 2013; 6) Findley et al., J Med Econ 2011; 14:130-39.

8

Predictable efficacy, adverse events and dose management are substantial unmet needs in treating PD Unmet needs for addressable patients - efficacy Lack of a disease Loss of levodopa Invasive therapies are stabilizing therapy effectiveness over time limited in their efficacy Unmet needs for addressable patients - adverse events / dose management Side effects of Complications from High dosage of medication invasive procedures medication required Source: Internal Analysis 9

Goals of therapy in Parkinson’s disease* “My entire body goes stiff…my mouth is often forced open in a painful position, or my mouth is forced “[Dyskinesia] so severe that ‘it looks like I’m closed with my tongue stuck out.” (Dystonia) having a seizure, and very painful.’” “The sudden inability to move my legs, as if they “I had terrible dyskinesias…I would knock over all were set in blocks of hardened concrete.” (Freezing) the glasses at the table [while eating].” Improve motor function Reduce dyskinesias and quality of life *FDA voice of the patient workshop 2016 10

AXO-Lenti-PD: a novel gene therapy candidate for Parkinson's disease

Three critical enzymes required for endogenous dopamine synthesis

- **Tyrosine hydroxylase (TH) and Cyclohydrolase 1 (CH1):** converts tyrosine to L-dopa
- **Aromatic L-amino acid decarboxylase (AADC):** converts L-dopa to dopamine



Tyrosine
Levodopa
Dopamine
CH1
TH
AADC
HO
OH
O
NH2

AXO-Lenti-PD contains three genes that encode these critical enzymes required for endogenous dopamine synthesis

- Designed to restore steady, **tonic** levels of dopamine to reduce variability that leads to dyskinesia
- Utilizes a lentiviral vector system with large gene packaging capacity
- Stereotactic delivery via one-time infusion directly into the putamen, without need for intra-operative MRI



ON L-Dopa
Lenti Therapy
[DA]
Dyskinetic
Controlled
Bradykinetic

1: Azzouz, et al. *J Neurosci*. 2002;22(23):10302-12.
2: Jarraya, et al, *Sci Transl Med*. 2009;1(2):2ra4.

11

ProSavin: Improved motor function OFF oral levodopa medication Baseline 6 Months Off L-DOPA medication 10-point improvement on UPDRS-III (motor) OFF score 12

ProSavin: Fine motor function improvement Baseline 6 Months Off L-DOPA medication 13

Lentiviral vector is neurotropic[1-2]

Immunofluorescence analysis of transgene expression from ProSavin vector five months post injection into rat striatum[1]


a
AADC-HA
b
TH- cmyc
c
CHI-Flag

- Observed transgene expression co-localizes with neuronal specific marker (yellow)
- Transgene expression in vivo is found away from the site of injection indicates convection. Neuron-specific expression of the transgenes can be observed
- Neuronal observed to be the primary cell type transduced by the vector, co-localized to >90% neuronal cells in MPTP non-human primates

Transgene expression (TH, AADC, CH1) MPTP-lesioned non-human primates[2]


MPTP-Lenti-TH-AADC-CH1
TH
AADC
CH-1
C
Cd
P
D
G
Cd
P
H
K
Cd
P
L

1: Azzouz, et al. *J Neurosci.* 2002;22(23):10302-12.
2: Jarraya, et al, *Sci Transl Med.* 2009;1(2):2ra4.

14

ProSavin potentiates L-Dopa therapy in MPTP non-human primates Bolus of L-Dopa is efficiently converted into dopamine and confirms generation of dopamine using both exogenous and endogenous pathway1,2 * p<0.05 to Lesion ** p<0.05 to normal 1: Jarraya, et al, Sci Transl Med. 2009;1(2):2ra4 15

Decreased dyskinesia observed in L-Dopa-induced non-human primate model (LID-MPTP) with ProSavin LID-MPTP + L-DOPA Dyskinesia events in Levodopa-induced-dyskinesia MPTP non-human primates 1600 ON L-Dopa State 1400 1200 ON L-DOPA 1000 20mg/kg 800 * * 600 * * * LID-MPTP model 400 generated via long-term 200 treatment with L-dopa 0 until severe dyskinesias Total Numbers dyskinesiaof / 6hours have developed MPTP LID 0-1M 1-2M 3-6M Lentiviral vector injection MPTP-LID-ProSavin group MPTP-LID- Lenti-lacZ group LID-MPTP-ProSavin + L-DOPA Figure adapted from Jarraya, et al, Sci Transl Med. 2009;1(2):2ra4. 16

ProSavin improves Parkinsonian phenotype in MPTP non-human primates with statistical significance

Result: ProSavin treatment significantly improved both motor and Parkinsonian endpoints in lesioned non-human primates beyond one year[1, 2,3]


MPTP
ProSavin
Total Distance Moved (cm/30 mins)
12000
10000
8000
6000
4000
2000
0
Post-MPTP
ProSavin
Injection
n=2
n=2
*
*
*
Pre-
MPTP
-8
-6
-4
-2
0
2
4
6
8
12
16
20
26
39
52
60
Time post injection (weeks)


Post-MPTP
ProSavin
injection
MPTP
ProSavin
Clinical Rating Score
14
12
10
8
6
4
2
0
*
*
*
Pre-
MPTP
-8
-6
-4
-2
0
4
8
12
24
36
50
60
Time post injection (weeks)

1: Jarraya, et al, Sci Transl Med. 2009;1(2):2ra4
2. ProSavin 1/NHP1
3. ProSavin 2/NHP2
* *Indicated significant improvement of RE (rearing events) in ProSavin treated group compared with control (p<0.05, Mann-Whitney test)*

axovant
GENE THERAPIES

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ProSavin: Durable and dose-dependent benefit seen in UPDRS Part III OFF scores Mean UPDRS-III (Motor) OFF Score over 6 years1 UPDRS-III (Motor) OFF Score at Month 122 20.0 18.0 16.0 14.0 12.0 10.0 8.0 6.0 Improvement Improvement at Months 12 UPDRS Part (Motor) III Score 4.0 2.0 0.0 Cohort 1 Cohort 2 Cohort 3 1.9x107 TU 4.0x107 TU 1.0x108 TU Patients experienced a sustained benefit on the UPDRS Part III (motor) OFF score over six years after treatment with ProSavin. By contrast, UPDRS Part III (motor) OFF scores are expected to worsen by 3-4 points per year in this population2 Mean UPDRS III (OFF) scores pooled across low, mid, and high dose 1: Palfi, et al, Hum Gene Ther Clin Dev. 2018;29(3):148-155. cohorts. Assessments post-deep brain stimulation (DBS) are excluded. 2: Palfi, et al. The Lancet. 2014;383(9923):1138-1146 *Studies not conducted by either Oxford Biomedica or Axovant 18

ProSavin: Improved dopamine production measured by 11C-raclopride PET imaging Decreased Raclopride binding at 6 months indicates competitive displacement from dopamine produced as a result of ProSavin 1: Palfi, et al. The Lancet. 2014;383(9923):1138-1146 19

AXO-Lenti-PD: Re-engineered to increase dopamine production

ProSavin



ProSavin + 13 different constructs studied in multiple experiments leading to final selection of AXO-Lenti-PD as the optimal design to move forward

- **Gene order**
- **Protein fusion using GS15 linker**
- **IRES sequence**

AXO-Lenti-PD


CMV
neoR
CMV
TH
CH1
AADC
WPRE
ΔU3
GS15mod linker
PV
IRES

Result 1: Fusion of TH and CH1 at start of expression cassette generated highest level of catecholamine production

Result 2: Use of modified GS15 linker increased dopamine production

Stewart, et al. *Hum Gene Ther Clin Dev*. 2016;27(3):100-110.

axovant GENE THERAPIES

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AXO-Lenti-PD: Increased dopamine production by 5-10x compared to ProSavin


Tyrosine
CH1
TH
Levodopa
AADC
Dopamine
ProSavin
SIN LTR
IRES
IRES
SIN LTR
CMVp
TH
AADC
CH1
WPRE
AXO-Lenti-PD
SIN LTR
IRES
SIN LTR
CMVp
TH
CH1
AADC
WPRE


Production of dopamine & L-dopa in primary human cortical neurons with ProSavin and AXO-Lenti-PD
Catecholamine production (ng/mL)
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
Dopamine
L-dopa
ProSavin
AXO-LENTI-PD

- CH1 moved closer to promoter to enhance expression
- TH and CH1 joined by flexible linker to ensure co-localization

- AXO-Lenti-PD achieved large increase in dopamine + L-dopa production compared to ProSavin

1: Stewart, et al, *Hum Gene Ther Clin Dev.* 2016;27(3):100-110.

axovant GENE THERAPIES

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AXO-Lenti-PD produces statistically significant improvements in motor function in nonhuman primates compared to placebo

PD clinical score improved with treatment and with 1/5th the dose of ALPD



15
10
5
0
PD clinical score/14
PRE
MPTP
1moPI
2moPI
3moPI
4moPI
5moPI
6moPI
Timepoint
*
**
Null
LacZ
ProSavin (2E+7 TU)
ALPD LD (4E+6 TU)
ALPD HD (2E+7 TU)
* P<0.03
** P<0.001

- Experiment carried out without L-DOPA administration
- Monkey species: *M. fascicularis*

1: PCS0148/20060333TCYB
2: Badin, et al. Mol Ther Meth and Clin Dev 2019;14: 206-216

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AXO-Lenti-PD: Generates dose-dependent expression of AADC, TH, and CH1 in transduced striatal cells in primate models



A
I
II
III
IV
B
ProSavin
OXB-102 LD
OXB-102 HD
Transgene positive cells (%)
15
10
5
0
AADC
TH
CH1
C
I
II
III

Expression Levels of CH1, AADC, and TH in Transduced Striatal Cells of MPTP non-human primates

(A) Representative coronal sections showing histochemical staining for CH1 (left column), AADC (middle column), and TH (right column). Coronal brain sections were prepared in study animals 6 months post-vector administration with EIAV-Null (I), ProSavin (II), OXB-102 LD (III), and OXB-102 HD (IV). Scale bar: 50mm.

(B) Transduction volumes showing the percentage volume (in cubic millimeters) of TH, CH1, and AADC transgene expression in the putamen of ProSavin, OXB-102 LD, and OXB-102 HD treatment groups. Values are presented as mean ± SEM.

(C) Gene expression in striatal cells transduced with OXB-102. Immunohistochemistry showing AADC staining (green) and RNAScope showing mRNA levels of Th (red) in the putamen of non-human primates 6 months after OXB-102 injection. DAPI-positive cell nuclei are shown in blue, and colocalization of all markers is shown in the last column. Scale bars: 20 mm (I), 10 mm (II), and 5 mm (III).

axovant GENE THERAPIES

Badin, et al. *Molecular Therapy*. 2019
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AXO-Lenti-PD: Nonclinical Summary

AXO-Lenti-PD restores tonic levels of dopamine in the putamen similar to the healthy physiological state of normal individuals

Substantial efficacy and safety data package for both ProSavin (1st generation vector) and AXO-Lenti-PD (2nd generation vector)

- 13 pharmacology studies, 7 safety/toxicology studies conducted, 3 carcinogenicity studies
- Strong efficacy and safety observed in both rat and non-human primate PD models with ProSavin
- Enhanced PK and PD observed *in vitro* and *in vivo* with AXO-Lenti-PD
- 5-10x improvement in dopamine production *in vitro and in vivo*
- Equivalent doses of AXO-Lenti-PD demonstrated better efficacy than ProSavin
- Clean toxicology packages for both vectors

axovant GENE THERAPIES

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SUNRISE-PD: AXO-Lenti-PD Phase 2 clinical study



PART A Dose Escalation
PART B Expansion Cohort vs Sham Surgical Procedure
Advanced-stage patients
Cohort 1 (4.2 x 10⁶ TU)
Cohort 2 (1.4 x 10⁷ TU)
Cohort 3 (4.2 x 10⁷ TU)
Optimal dose, expanded patients, randomized
Treated
Sham surgical procedure
Primary endpoint evaluation

Enrollment criteria Cohort 1:

- Bilateral idiopathic Parkinson's disease
- Age: 48-70
- UPDRS Part III (motor) OFF score: 30-60
- Hoehn & Yahr Scale stage OFF: 3-4
- Levodopa equivalent daily dose (LEDD): at least 1100 mg

Enrollment criteria Cohort 2:

- Bilateral idiopathic Parkinson's disease
- **Age: 30-70**
- UPDRS Part III (motor) OFF score: 30-60
- Hoehn & Yahr Scale stage OFF: 3-4
- **Levodopa equivalent daily dose (LEDD): at least 900 mg**

Clinical measures:

- Safety and tolerability
- UPDRS OFF scores: Part III (motor) and Part II (activities of daily living)
- PDQ-39
- Hauser Patient Diary
- Rush Dyskinesia Rating Scale

axovant GENE THERAPIES

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AXO-Lenti-PD: Potential to address greatest patient needs Consistent patient benefit across multiple objective measures in Cohort 1 at 12 months (n=2) Safety and tolerability Observed to be generally well-tolerated with no serious adverse events related to therapy Improved motor 22-point mean improvement in the UPDRS Part III (motor) OFF score with AXO-Lenti-PD function Improved Increased ON time without dyskinesia and decrease in ON time with troublesome dyskinesia dyskinesias Improved 13-point (44%) improvement in UPDRS Part II (activities of daily living) OFF score and 15-point (30%) quality of life mean improvement in PDQ-39 Summary Index Score 26

Clinical dose-response observed in motor function across four dose cohorts including ProSavin and AXO-Lenti-PD in human subjects UPDRS-III (Motor) OFF Score at Month 12 (cross-study comparison)1 25 20 15 22 10 15 5 11 Average UPDRS Part III (Motor) III AveragePart UPDRS 7 Score Improvement at 12 Months 12 at ImprovementScore 0 ProSavin Cohort 1 ProSavin Cohort 2 ProSavin Cohort 3 AXO-Lenti-PD Cohort 1 (n=3) (n=6) (n=6) (n=2) Target Dose: 1.9x107 TU Target Dose: 4.0x107 TU Target Dose: 1.0x108 TU Target Dose: 4.2x106 TU 1: Palfi, et al. The Lancet. 2014;383(9923):1138-1146 Note: Error bars are calculated as (Mean +/- SEM) 27

AXO-Lenti-PD: Hauser diary at 3, 6 and 12 months 16.0 “Good” ON Time 14.0 ON time without dyskinesia 12.0 8.0 10.1 ON time with non-troublesome dyskinesia 10.0 10.7 11.3 8.0 ON time with troublesome dyskinesia Hours OFF time 6.0 4.6 2.4 4.0 0.2 2.0 3.0 1.5 2.0 3.4 2.7 1.8 1.4 0.0 Baseline Month 3 Month 6 Month 12* * 12 month includes one patient who was able to record a diary 28

AXO-Lenti-PD: Effect on UPDRS Part III (Motor) OFF score 30 25 24 20 20 20 22-points average improvement at month 12 15 14 13 12 10 ProSavin Month 6 ProSavin Month 12 Improvement in UPDRS (Motor) Part III OFF Score 5 AXO-Lenti-PD Month 6 AXO-Lenti-PD Month 12 0 ProSavin All Cohorts (n=15) Patient A Patient B AXO-Lenti-PD 29

AXO-Lenti-PD: UPDRS III OFF Score Change from Baseline Relative to ProSavin UPDRS III OFF 5 4 2 1 0 -5 -10 -10 -12 -13 Improvement -15 -17 -20 -22 -25 -25 Baseline Month 3 Month 6 Month 12 ProSavin AXO-Lenti-PD Expected Natural History * *UPDRS III Off score is expected to worsen by 3-4 points per year as the PD progresses; Palfi, et al. Lancet. 2014 30

AXO-Lenti-PD: Effect on UPDRS Part II (Activities of Daily Living) OFF score 30 26 25 20 16 15 Score 13 13-point (44%) 10 improvement at month 12 10 ProSavin Month 6 5 4 4 ProSavin Month 12 Improvement in UPDRS Part II (ADLs) OFF OFF II (ADLs)Part UPDRS in Improvement AXO-Lenti-PD Month 6 0 AXO-Lenti-PD Month 12 ProSavin All Cohorts (n=15) Patient A Patient B AXO-Lenti-PD 31

AXO-Lenti-PD: UPDRS II OFF Score Change from Baseline Relative to ProSavin UPDRS II OFF 0 -3 -4 -4 -5 -10 -13 44% improvement -15 Improvement -20 -20 -22 -25 Baseline Month 3 Month 6 Month 12 ProSavin AXO-Lenti-PD 32

AXO-Lenti-PD: Effect on quality of life as measured by PDQ-39 Patient A 70 62.8 Patient B Average 60 49.6 50 Average 30% (14.7 39.7 point) reduction 40 36.5 from baseline* 35.3 31 34.9 30 34.6 22.4 PDQ-39 SI(%) 19.2 20 16 17.6 10 0 Baseline Month 3 Month 6 Month 12 *Minimally Clinically Important Difference is ~5 points 33

AXO-Lenti-PD Market Opportunity NASDAQ: AXGT

Addressable patient population: US and EU3 (UK, France, Germany)

Parkinson's disease represents a multibillion-dollar opportunity for gene therapy



Total PD Patient Population:
~1.7M
Age 30-75, and H&Y Score 3-4:
~300K
UPDRS-III 30-75 +
Responsive to L-Dopa:
~225K
No Cognitive
Impairment +
No DBS:
~100K

Base Addressable Population: ~100K Patients

Opportunity for significant expansion of the addressable patient population:

- Age 76-80
- Cognitive impairment/dementia
- Previously treated with DBS
- UPDRS-III 15-30
- H&Y score 2

Upside Addressable Population:
~700K Patients

axovant

LEK Consulting, Internal Analysis

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12-month change in selected measures of advanced therapies * (Cross-study comparison) VY-AADC1,2 Vercise DBS3 ProSavin4 AXO-Lenti-PD4 5 (Cohort 1) 3 (Cohort 1) 5 (Cohort 2) 2 (Cohort 1) Treatment 115 6 (Cohort 2) 5 (Cohort 3) 4 (Cohort 2) 6 (Cohort 3) Sample Size 8 (Posterior) Control Open-label 37 Open-label Open-label -16 points (Cohort 1) -7 points (Cohort 1) Treatment -14 points (Cohort 2) -12 points † -11 points (Cohort 2) -22 points (Cohort 1) ΔUPDRS-III -15 points (Cohort 3) OFF Score Control Open-label -1 point† Open-label Open-label -6 points (Cohort 1) 0 points (Cohort 1) Treatment NA -1 points (Cohort 2) -13 points (Cohort 1) -4 points (Cohort 2) ΔUPDRS-II -5 points (Cohort 3) OFF Score Control Open-label NA Open-label Open-label -17 points (Cohort 1) -2 points (Cohort 1) Treatment -8 points † -8 points (Cohort 2) -15 points (Cohort 1) -9 points (Cohort 2) ΔPDQ-39 -6 points (Cohort 3) Control Open-label -3 points † Open-label Open-label TM 1: Christine, et al. Ann Neurol. 2019;84(5) 704-714. 3: Vercise DBS for PD Clinical Summary Note: Numbers are rounded *6 months NR = Not reported 2: VYGR Press Release 4. Palfi, et al. 2014, 2018 and Data on file * Data not taken from a head-to-head study †3 months NA = Not assessed 36

AXO-AAV-GM1 and AXO-AAV-GM2 First clinic-ready gene therapies for GM1 gangliosidosis, Tay-Sachs and Sandhoff diseases

GM1 gangliosidosis and GM2 gangliosidosis (Tay-Sachs/Sandhoff disease): devastating pediatric diseases

Fatal, pediatric lysosomal storage disorders with monogenic autosomal recessive inheritance pattern

GM1 Gangliosidosis

- Mutation in the *GLB1* gene leads to impaired β-galactosidase enzyme
- Accumulation of GM1 ganglioside in multiple organ systems causes significant defects:
  - Severe progressive neurological decline
  - Hepatosplenomegaly
  - Blindness and ocular deficits
  - Osteoporosis and skeletal dysfunction
- Naturally occurring model: feline
- **No approved treatment options**

Tay-Sachs/Sandhoff Disease

- Mutation in the *HEXA* or *HEXB* gene leads to impaired β-hexosaminidase A heterodimer (α-β) enzyme
  - *HEXA* gene mutation: Tay-Sachs disease
  - *HEXB* gene mutation: Sandhoff disease
- Accumulation of GM2 ganglioside in the central nervous system leads to significant neurological disease
- Naturally occurring models: feline and sheep
- **No approved treatment options**

axovant GENE THERAPIES

38

Incidence and prevalence of GM1 gangliosidosis and Tay-Sachs/Sandhoff disease

GM1 Gangliosidosis

Incidence: ~1 per 100K births per year[1]

~90 US+EU births per year

Type 1 Infantile*

~60% of GM1[2]

1.5-4 years life expectancy[1,3,4]

~100-200 patients

Type 2 LI/Juv*

~40% of GM1[2]

10-20 years life expectancy[5]

~350-700 patients

Prevalence: ~450-900 US+EU patients

Tay-Sachs/Sandhoff Disease

Incidence: ~1 per 150K births per year[6]

~60 US+EU births per year

Type 1 Infantile*

~80% of TSD/SD[7]

3-4 years life expectancy[6,8]

~150-200 patients

Type 2 LI/Juv*

~20% of TSD/SD[7]

10-20 years life expectancy[8,9]

~100-250 patients

Prevalence: ~250-450 US+EU patients

1: Brunetti-Pierri & Scaglia. *Mol Genet Metab.* 2008;94(4):391-6.
2: CureGM1 Database
3: Jarnes Utz, et al. *Mol Genet Metab.* 2017;121(2):170-9.
4: Axovant Type 1 GM1 retrospective analysis
5: Regier & Tifft. *GeneReviews.* 2013.
6: Bley, et al. *Pediatrics.* 2011;128(5):e1233-41.
7: Axovant analysis based on expert discussions
8: Smith, et al. *Dev Med Child Neurol.* 2012;54(2):176-82.
9: Maegawa, et al. *Pediatrics.* 188(5):e1550-62.

*Type 3 adult patients are considered very rare and not factored into these calculations. LI = Late Infantile. Juv = Juvenile.

axovant GENE THERAPIES

39

Natural history of infantile GM1 gangliosidosis and Tay-Sachs/Sandhoff disease1,2 Clinical course illustrates rapidly progressive and uniformly fatal nature of both diseases 100% 90% 80% ~50% mortality by 3.5 years 70% Dysphagia Requiring 60% Feeding Tube Lose Head 50% Control ~75% mortality by 5 years Lose Head Cannot Sit 40% Control Alone 30% Percent Survival Percent Life expectancy curve derived from Seizure Blindness Osteoporosis natural history study in GM2 patients 20% Onset 10% 0% 0 1 2 3 45 6 7 8 Age (years) 1: Bley, et al, Pediatrics. 2011; 128(5):1233-1241. GM1 Gangliosidosis 2: Utz, et al, Mol Genet Metab. 2017; 121(2):170-179. Tay-Sachs/Sandhoff 40

Attractive targets for gene therapy: well-understood biology underlying both diseases


GLB1 Gene
β-galactosidase
GM1 Ganglioside
GM1 Gangliosidosis
GM2 Ganglioside
HEXA Gene:
Tay-Sachs disease
HEXB Gene:
Sandhoff disease
β-Hexosaminidase A
(α-β heterodimer)
GM2 Gangliosidosis
GM3 Ganglioside

Underlying neurobiology supports the use of gene therapy for long-term enzyme restoration

Clinically relevant biomarkers paired with well-accepted neurodevelopmental measures

Broad distribution achieved via one-time administration

axovant GENE THERAPIES

41

AXO-AAV-GM1 AAV gene therapy for GM1 Gangliosidosis

AXO-AAV-GM1: Gene therapy approach to restore deficient enzyme

AXO-AAV-GM1 delivers a functional copy of the *GLB1* gene via AAV9

- Single gene defect leads to decreased β-gal enzyme activity and ganglioside accumulation
- Well-validated AAV approach in CNS indications


CBA-GLB1

Takes advantage of cross-corrective mechanism across CNS and peripheral nervous system

- β-galactosidase is secreted from transduced cells and can have effects on neighboring tissues

IV delivery with goal to treat systemic manifestations including bone and cardiac abnormalities

- Two animal species, including a naturally-occurring cat model, demonstrate increased β-gal enzyme activity, preserved neurobehavioral function, and improved survival
- Preclinical models demonstrate broad distribution of β-gal staining across the brain and spinal cord, improved clinical outcome compared to intracranial delivery
- IV administration notably easier on young patients compared to alternate routes of administration axovant GENE THERAPIES

43

GM1 gangliosidosis feline model (video) Untreated: 6.4 months Intravenously treated: >2 years Source: Auburn University. 44

Intravenous delivery approach intended to address the multisystem manifestations of GM1 gangliosidosis β-galactosidase GM1, oligosaccharides, keratan sulfate Cerebral atrophy Cardiac abnormalities Hepatosplenomegaly Cherry-red spot Skeletal dysplasia 45

Widespread β-gal enzyme activity achieved across the CNS in a GM1 feline model β-gal activity in GM1 felines after one-time IV dosing of 1.5E13 vg/kg • Broad distribution of β-gal staining across the brain and spinal cord with IV injection of AAV9-β-gal • Significant long-term coverage with strong expression Short term: 16 weeks McCurdy, et al, Sci Transl Med. 2014;6(231):231ra48. Long term: Humane Endpoint 46

Intravenous GM1 gene therapy demonstrated efficacy in a feline model[1]

GM1 felines treated with 1.5E13 vg/kg via intravenous injection at 5 weeks of age

Survival extension and stabilization of clinical rating score of neuromuscular function[1]



Clinical Rating Score
10
9
8
7
6
5
4
3
2
1
0
6
12
18
24
30
36
Age (months)
Normal
GM1+IV
GM1

Brain MRI revealed normal brain architecture at 2 years of age[2]



Normal 8m
Untreated GM1 8m
GM1+AAV9 2yrs
Cortex
Cerebellum

1: UMass Data on File
2: Gray-Edwards, et al. *Molecular Therapy*. 2016;24:S144
WPRE included in construct administered to felines

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AXO-AAV-GM1: Proposed Phase 1/2 adaptive design clinical study

Part A – Safety & Efficacy (n=5)
Intravenous dosing with 1.5E13 vg/kg

Part B – Efficacy (n= ~10)

Clinical measures (Type II patients):

- Safety and tolerability
- Developmental changes measured on Vineland-3
- Changes to MRI/MRS
- Motor function and disease severity
- Skeletal survey
- Swallow/speech assessment
- Exploratory objectives include systemic and CSF biomarkers and neurological symptoms

Next steps:

- Initial data from Part A expected in Mid-2020
- Planned expansion to include infantile patients

Robust prospective natural history study conducted at the NIH will support data interpretation as an external control

ClinicalTrials.gov Identifier: NCT03952637

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AXO-AAV-GM2 AAV gene therapy for Tay-Sachs and Sandhoff diseases

HEXA enzyme activity correlates with disease severity

Infantile[1,2] (Most common)	Late-Infantile/ Juvenile[3]	Adult[2,4]	Asymptomatic
• Age of onset: ~5 mo • Median survival: 3-4 yrs	• Age of onset: 2-6 yrs • Median survival: 10-15 yrs	• Age of onset: ~18+ yrs • Relatively normal lifespan	• Compatible with a disease-free life[2]
≤ 0.1% of normal *HEXA* activity[3]	**0.5% of normal *HEXA* activity[3]**	**2-4% of normal *HEXA* activity[3]**	**5-10%+ of normal *HEXA* activity[3]**

Clinical Improvement

Restoration of *HEXA* activity to 0.5% of normal could represent a clinically meaningful effect

1: Bley, et al, *Pediatrics*. 2011;128(5):1233-1241.
2: Cachon-Gonzalez, et al, *Curr Gene Ther*. 2018;18(2):68-89.
3: Mahuran, *Biochim Biophys Acta*. 1999; 1455(2-3):105-38.
4: Neudorfer, et al, *Genet Med*. 2005;7(2):119-23.

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AXO-AAV-GM2: Direct-to-CNS gene therapy approach AXO-AAV-GM2 delivers two vectors encoding HEXA and HEXB genes directly to the CNS to produce β- Hexosaminidase A enzyme CB-CI-HEXA • Dual AAVrh8 vectors target CNS and provide subunit expression and subsequent enzyme reconstitution CB-CI-HEXB Dual intrathalamic and intrathecal routes of administration allow for transduction across entire neuraxis • Route of administration is key determinant of efficacy in animal models across affected tissues including spinal cord and brain Takes advantage of cross-corrective mechanism across CNS • β-Hexosaminidase A is secreted from transduced cells and can have effects on neighboring tissues • Hypothesized recombinant cross-correction mechanism could allow reconstitution of enzyme from individually secreted subunits 51

Long-term effects of gene therapy in Sandhoff disease cats Untreated: ~4 months of age Treated: ~30 months of age 52

Long-term effects of gene therapy in Tay-Sachs disease sheep Untreated: ~7.5 months of age Treated: ~13 months of age 53

Combined intraparenchymal and CSF dosing delivers optimal outcomes Bilateral thalamic + unilateral ICV (BiTh/ICV) injections in SD cats transduce entire neuraxis and dramatically improve function with significantly increased survival (P < 0.0001) Neuraxial Distribution of Reconstituted Enzyme with Combination Delivery (cross sections stained for HEXA enzyme activity) Rockwell, et al. ASN Neuro. 2015: 1-13 UMMS data on file 54

AXO-AAV-GM2: Initial data from first-in-human gene therapy for Tay- Sachs Disease from UMass 2 patients dosed with AXO-AAV-GM2, under investigator-initiated protocols • TSD-001: 30-month old advanced infantile Tay-Sachs disease patient • TSD-002: 7-month old early symptomatic infantile Tay-Sachs disease patient Initial safety data from both patients: • AXO-AAV-GM2 was successfully administered in both patients and has been generally well- tolerated to date • No serious adverse events or clinically-relevant laboratory abnormalities attributed to the investigational gene therapy Initial data with AXO-AAV-GM2 suggests clinical disease stabilization, attainment of normal developmental milestones, and improvement in myelination on brain MRI • TSD-001: observed stabilization of motor skills at 40 months of age • TSD-002: clinical disease stabilization observed with attainment of normal developmental milestones and a normal neurologic exam at 10 months of age 55

TSD-002 – Second patient dosed with AXO-AAV-GM2: expanded access protocol

A mildly symptomatic infantile TSD patient dosed bilaterally into thalamus and cisterna magna

Age: 6 month old, female

Family History: Two untreated older siblings with Tay Sachs disease

- Siblings exhibited rapid disease progression, clinical regression and seizure onset at 12-18 months of age

Birth

3 to 4 months – Disease onset
- Cherry red spot on macula

6 months – Screened

7 months – Dosed

10 months
- Clinically stable with normal development


Thalamus
Cisterna magna and Lumbar spinal cord

- 1.0×10^{14} vg of AXO-AAV-GM2 split between thalamus (bilateral) and intrathecal
- **Current status:**
  - Clinically well at present with a stable exam, normal growth and development
  - No evidence of seizures or exaggerated startle responses

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TSD-002 Brain MRI: normal brain anatomy and increased myelination, consistent with normal brain development at this age Safety • Left arrow: Thalamus • Right arrow: Brain stem Pre-treatment Bioactivity and new myelination • Top arrow: Corpus callosum • Bottom arrow: Internal capsule 3 3 month post-Tx Nestrasil, et al, Molecular Genetics and Metabolism. 2018 57

First two patients dosed with AXO-AAV-GM2: Observed stabilization of motor skills as measured by CHOP INTEND* 64 61 61 59 60 First Expanded Access Patient 60 58 58 56 (TSD-001) 52 • CHOP INTEND baseline total score 48 of 14, increasing to 18 44 40 36 Second Expanded Access Patient 32 (TSD-002) 28 23 • CHOP INTEND total score of 58 at 24 18 18 18 baseline, increasing to 61 20 16 16 CHOP INTEND Score CHOPINTEND 16 14 14 • No loss or gain of milestones 12 8 Clinically Meaningful Improvement 4 0 • Total scores sustained >40 points Baseline Week 1 Week 2 Week 3 Month 1 Month 2 Month 3 Month 6 indicates a clinically meaningful Time from Administration improvement TSD-001 TSD-002 Clinically Meaningful Improvement Range *CHOP INTEND (Children’s Hospital of Philadelphia Infant Test of Neuromuscular Disorders) is a 16-item measure of motor skills with a total range of 0 – 64, where zero equals no response and 64 equals a complete response 58

Natural history of infantile GM2: Tay-Sachs and Sandhoff diseases Clinical course illustrates rapidly progressive and uniformly fatal nature of infantile form of both diseases AGE (MONTHS) 0 1 2 3 4 Gain Loss Sitting without propping Most early motor milestones are gained and subsequently Gain Loss Transfer from hand to hand lost within a ~1-year time frame Gain Loss Head control Gain Loss Reach for object ENDPOINTS • Motor milestone gain / loss Seizure onset • Auditory assessments Blindness • Visual assessments Deafness • MRI changes Bley, et al, Pediatrics. 2011; 128(5):1233-1241. Jarnes Utz, et al, Mol Genet Metab. 2017; 121(2):170-179 59

AXO-AAV-GM2: Proposed Phase 1/2 adaptive design clinical study for infantile and juvenile Tay-Sachs/Sandhoff disease patients

Part A – Dose-Ranging (n = ~7)

Part B – Efficacy (n = ~10)

Clinical measures:

- Safety and tolerability
- Enzyme activity in CSF and serum
- GM2 ganglioside levels in CSF
- Changes to MRI/MRS
- Motor function and disease severity
- Exploratory objectives include other systemic and CSF biomarkers and neurological symptoms

Next steps:

- Part A study initiation in 2020

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Corporate Summary as of 9/30/19 Axovant Gene Therapies Nasdaq: AXGT Cash and cash equivalents1 $60.3 million Working capital1 $19.6 million Long-term debt 1 $11.7 million Shares outstanding2 ~ 22.8 million ~38 full time employees2 Offices in New York City, NY and Raleigh, NC 1: As of September 30, 2019, according to 10-Q filed on November 8, 2019 2: As of November 8, 2019 61

Every day matters. Every life matters. 62